UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 12, 2021

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Undue reliance should not be placed on these forward-looking statements which speak only as of the date they are made, and the facts and assumptions underlying these statements may change. Except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

References in this Report to “AgeX,” “we” or “us” refer to AgeX Therapeutics, Inc.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On July 12, 2021, AgeX borrowed an additional $1.0 million of its available credit under a Loan Facility Agreement, dated as of August 13, 2019 and as amended February 10, 2021 (the “Loan Agreement”), with Juvenescence Limited (“Juvenescence”). The outstanding principal balance of the loans under the Loan Agreement will become due and payable on February 14, 2022 (the “Repayment Date”).

Juvenescence may declare the outstanding principal balance of the loans and other sums owed under the Loan Agreement immediately due and payable prior to the Repayment Date if an Event of Default occurs. Events of Default under the New Loan Agreement include: (i) AgeX fails to pay any amount in the manner and at the time provided in the Loan Agreement and the failure to pay is not remedied within 10 business days; (ii) AgeX fails to perform any of its obligations under the Loan Agreement and if the failure can be remedied it is not remedied to the satisfaction of Juvenescence within 10 business days after notice to AgeX; (iii) other indebtedness for money borrowed in excess of $100,000 becomes due and payable or can be declared due and payable prior to its due date or if indebtedness for money borrowed in excess of $25,000 is not paid when due; (iv) AgeX stops payment of its debts generally or discontinues its business or becomes unable to pay its debts as they become due or enters into any arrangement with creditors generally, (v) AgeX becoming insolvent or in liquidation or administration or other insolvency procedures, or a receiver, trustee or similar officer is appointed in respect of all or any part of its assets and such appointment continues undischarged or unstayed for sixty days, (vi) it becomes illegal for AgeX to perform its obligations under the Loan Agreement or any governmental permit, license, consent, exemption or similar requirement for AgeX to perform its obligations under the Loan Agreement or to carry out its business is not obtained or ceases to remain in effect; (vii) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of AgeX if such process is not released, vacated or fully bonded within sixty calendar days after its issue or levy; (viii) any injunction, order or judgement of any court is entered or issued which in the opinion of Juvenescence materially and adversely affects the ability of AgeX to carry out its business or to pay amounts owed to Juvenescence under the Loan Agreement, and (ix) there is a change in AgeX’s financial condition that in the opinion of Juvenescence materially and adversely affects, or is likely to so affect, its ability to perform any of its obligations under the Loan Agreement.

Item 4.01 Changes In Registrant’s Certifying Accountant

On July 15, 2021, OUM & Co. LLP (“OUM”), our independent registered public accounting firm, notified us that OUM has combined its practice with WithumSmith + Brown PC (“Withum”) through a transaction in which certain OUM partners and professional staff joined Withum as partners or employees. As a result of this transaction, on July 15, 2021, OUM resigned as our independent registered public accounting firm, and on July 20, 2021 the Audit Committee of our Board of Directors approved the engagement of Withum as our new independent registered public accounting firm. Certain of the OUM members and employees will now practice at Withum.

Other than a going concern qualification, the audit reports of OUM on the Company’s consolidated financial statements for the years ended December 31, 2020 and 2019 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the two most recent fiscal years ended December 31, 2020 and 2019, and through the subsequent interim periods preceding OUM’s resignation, there were no disagreements between us and OUM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of OUM would have caused them to make reference thereto in their reports on our financial statements for such years. During the two most recent fiscal years ended December 31, 2020 and 2019, and through the subsequent interim periods preceding OUM’s resignation, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

We have provided OUM a copy of the disclosures in this Form 8-K and we have requested that OUM furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements contained in this Report. A copy of the letter dated July 20, 2021 is filed as an Exhibit to this Report.

During our two most recent fiscal years ended December 31, 2020 and 2019, and through the subsequent interim periods preceding Withum’s engagement, we did not consult with Withum on either (1) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that may be rendered on our financial statements, and Withum did not provide either a written report or oral advice to us that Withum concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (2) any matter that was either the subject of a disagreement with OUM or a reportable event, as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from OUM & Co. LLP to the Securities and Exchange Commission dated July 20, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: July 20, 2021	By:	/s/ Andrea E. Park
Chief Financial Officer

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